ANNUAL REPORT

DECEMBER 31, 2024

This annual report contains important information about the AFL-CIO Housing Investment Trust (the “HIT”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the HIT at aflcio-hit.com/shareholder-reports/. You can also request this information by contacting us at 1-202-331-8055 or IR@aflcio-hit.com.

WHAT WERE THE HIT’S COSTS FOR THE PAST TWELVE MONTHS?

BASED ON A HYPOTHETICAL $10,000 INVESTMENT

The below table explains the costs that Participants would have paid within the reporting period.

	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A PERCENTAGE OF A $10,000 INVESTMENT
AFL-CIO Housing Investment Trust	$32	0.32%

HOW DID THE HIT PERFORM DURING THE REPORTING PERIOD AND WHAT AFFECTED ITS PERFORMANCE

The HIT outperformed the Bloomberg US Aggregate Bond Index* (Bloomberg Aggregate or Benchmark) with a gross return of 2.69% and a net return of 2.36% for the 2024 calendar year, compared to 1.25% for the Benchmark. Interest rates increased throughout 2024; however, both investment grade fixed income spread tightening and elevated levels of income helped drive investment grade fixed income total returns into positive territory. The HIT was able to meaningfully outperform the Benchmark primarily due to the strength of the multifamily sector.

CONTRIBUTORS	DETRACTORS

HIT’s overweight to agency-insured multifamily mortgage backed securities (MBS), the best performing asset class in the Benchmark, as spreads tightened to Treasuries	HIT’s structural underweight to corporate bonds, the second-best performing asset class in the Benchmark on an excess return basis

HIT’s underweight to Treasuries and agency-insured, fixed-rate single family MBS, the worst and second- worst performing asset classes in the Benchmark on an excess return basis, respectively	HIT’s overweight to the AA sector, the worst performing credit quality sector in the Benchmark on an excess return basis

HIT’s income advantage relative to the Benchmark	HIT’s Ginnie Mae Real Estate Mortgage Investment Conduit holdings as spreads widened to Treasuries

FUND PERFORMANCE

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the HIT. It assumes a $50,000 initial investment at the beginning of the first fiscal year in the Benchmark.

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ANNUAL REPORT continued	DECEMBER 31, 2024

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEAR	10 YEAR
HIT Gross	2.69%	-0.12%	1.53%
HIT Net	2.36%	-0.44%	1.17%
Bloomberg Aggregate*	1.25%	-0.33%	1.35%

Past performance is not a good predictor of future performance. The graph and table do not reflect the deductions of taxes that a Participant would pay on fund distributions or redemption of fund shares. Visit aflcio-hit.com/investors/ for the most recent performance information.

KEY FUND STATISTICS

HIT’s Net Assets	$6,890,213,544
Total Number of Portfolio Holdings	912
Portfolio Turnover Rate	20.7%
Ratio of Net Investment Income to Average Net Assets	3.61%
Effective Duration	5.93
Current Yield	4.13%
Yield to Worst[1]	5.32%
Advisory Fee Paid	N/A

1 Yield-to-Worst is a measure of the lowest possible yield that can be received on a bond that fully operates within the terms of its contract without defaulting. It does not represent the performance yield. It is calculated by using the lower of either the yield to maturity or the yield to call on every possible call date.

FUND HOLDINGS (AS OF DECEMBER 31,2024)

SECTOR EXPOSURE	CREDIT EXPOSURE[2]
Multifamily Permanent MBS—63.94%	U.S. Government or Agency—89.02%
Multifamily Construction Investments—13.80%	AAA—0.86%
Single Family MBS—13.78%	AA—4.44%
U.S. Treasury Securities—7.18%	Not Rated—4.38%
Cash and Cash Equivalents—1.30%	Cash—1.30%

2 U.S. Government or Agency includes holdings of government securities issued by the U.S. Department of Treasury and mortgage securities issued by a U.S. government- backed agency (e.g., Ginnie Mae) or U.S. government-sponsored enterprise (e.g., Freddie Mac or Fannie Mae). Holdings designated at “AAA” or “AA” have been rated by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). If securities are rated differently by these ratings agencies, the highest rating is applied. Moody’s ratings are converted to the S&P and Fitch scale with ratings ranging from AAA, being the highest, to D, being the lowest. Holdings designated as “Not Rated” have not been rated by S&P, Moody’s or Fitch.

AVAILABILITY OF ADDITIONAL INFORMATION

Additional information about the HIT, including the HIT’s Prospectus, Financial Information, Portfolio Holdings and Proxy Voting Information, is available on our website (aflcio-hit.com/shareholder-reports/), through the HIT’s Investor Relations Team (1-202-331-8055 or IR@aflcio-hit.com) or by scanning this QR code.

* Bloomberg Index Services Limited. BLOOMBERG®is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

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